UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

__________

Premier Exhibitions, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	000-24452	20-1424922
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3340 Peachtree Road, N.E., Suite 900, Atlanta, Georgia	30326
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 842-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2013, the Company entered into an amendment to the employment agreement between the Company and Samuel S. Weiser, the Company’s Chief Executive Officer.  Pursuant to the amendment the Company will grant Mr. Weiser an option to purchase 150,000 shares of common stock under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, to vest one-third on each of the first three anniversaries of the date of grant.  In addition, Mr. Weiser will be eligible for a bonus of up to 50% of his base salary under the Premier Exhibitions, Inc. Annual Incentive Plan, consistent with other executives of the Company.  The amendment also amends the severance provision in Mr. Weiser’s employment agreement from six months of base salary to twelve months of base salary and provides for a cost of living increase to base salary beginning in fiscal 2014.

Also on June 12, 2013, the Company entered into an amendment to the employment agreement between the Company and Michael Little, the Company’s Chief Financial Officer and Chief Operating Officer.  Pursuant to the amendment, the Company will pay Mr. Little a salary of $280,000 per year, increased from $250,000 per year.  The Company will also grant Mr. Little an option to purchase 100,000 shares of common stock under the Premier Exhibitions, Inc. 2009 Equity Incentive Plan, to vest one-third on each of the first three anniversaries of the date of grant.

The form of Nonqualified Stock Option Agreement, to be issued effective the second day following the release of earnings for the first quarter of fiscal 2014, is included as an exhibit to this Form 8-K.

This summary does not purport to be complete and is qualified by reference to the full text of the amendments, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On June 17, 2013, Premier Exhibitions, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Employment Agreement, effective June 12, 2013, by and between the Company and Samuel S. Weiser

10.2	First Amendment to Employment Agreement, effective June 12, 2013, by and between the Company and Michael J. Little

10.3	Form of Nonqualified Stock Option Agreement

99.1	Press Release dated June 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Exhibitions, Inc.

By:  /s/ Samuel S. Weiser
Samuel S. Weiser
Chief Executive Officer

Date: June 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, effective June 12, 2013, by and between the Company and Samuel S. Weiser

10.2	First Amendment to Employment Agreement, effective June 12, 2013, by and between the Company and Michael J. Little

10.3	Form of Nonqualified Stock Option Agreement

99.1	Press Release dated June 17, 2013